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                                                                    EXHIBIT 24.1













                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-53211, 333-94525, 333-51702, and 333-54418.



/s/ Arthur Andersen LLP


Hartford, Connecticut
March 20, 2001